                                                                    Exhibit 10.7

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT entered into this 14th day of May, 2003 by and among TEAMSTAFF, INC. (the "Borrower"), a corporation incorporated under the laws of the State of New Jersey, having its principal office at 300 Atrium Drive, Somerset, New Jersey 08873, TeamStaff Solutions, Inc, DSI Staff Connxions Northeast, Inc., DSI Staff Connxions Southwest, Inc., TeamStaff Rx, Inc., TeamStaff I, Inc., TeamStaff II, Inc., TeamStaff III, Inc., TeamStaff IV, Inc., TeamStaff V, Inc., TeamStaff VI, Inc., TeamStaff VIII, Inc., TeamStaff IX, Inc., TeamStaff Insurance Services, Inc., Employer Support Services, Inc., HR2, Inc., BrightLane.com, Inc., Digital Insurance Services, Inc. (collectively, the "Guarantors") with respective addresses as shown on Schedule 5.13 hereof and FLEET NATIONAL BANK (the "Bank"), a national bank association organized under the laws of the United States of America, having an office at 750 Walnut Avenue, Cranford, New Jersey 07016.

                              W I T N E S S E T H:

      WHEREAS, the Bank Guarantors and the Borrower have previously entered into a commercial lending arrangement in accordance with the terms and conditions of a certain Loan and Security Agreement dated April 9, 2002 as amended by a First Amendment to Loan and Security Agreement dated March 21, 2003 (the "Agreement");

      WHEREAS, on April 9, 2002, the "Guarantors" each executed in favor of the Lender a certain Continuing Unlimited and Collateralized Guaranty as ratified by a Guarantors Ratification dated March 21, 2003 (the "Guaranty") pursuant to which the Guarantors each guaranteed the Loan of the Borrower to the Bank;

      WHEREAS, the Lender and the Borrower seek to memorialize the modifications to the Agreement by this writing.

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

      1. Section 1, Definitions of the Agreement is hereby modified to delete the definition of Interest Coverage Ratio and a new definition of EBIT less Intangible Write Down Expense is substituted therefore to read as follows:

            "EBIT less Intangible Write Down Expense": Net Income less Tax Expense less Interest Expense less Intangible Write Down Expense Covenant Test on Quarter by Quarter Basis.

      2. Subsections 6.23(n) of the Agreement is waived for the quarter ended 3/31/03 and going forward is hereby deleted and new Subsections 6.23(n) is substituted therefor to read as follows:

      (n) EBIT Less Intangible Write Down Expense. Cause, suffer or permit the Obligors' EBIT less Intangible Write Down Expense to be less than the following test period required minimum as follows:

Test Period Required Minimum
----------------------------
QE 6/30/2003                     -$100,000.00
QE 9/30/2003                      $500,000.00
QE 12/31/2003                     $600,000.00
QE 3/31/2004                      $800,000.00
QE 6/30/2004 and                  $900,000.00
  thereafter

      3. Upon execution of this Amendment, the Borrower shall deliver the following to the Bank: (a) Bank fee of $7,500.00, (b) Bank's legal fee, (c) this Amendment properly executed, (d) the Guarantors' Ratification properly executed,
(e) within 45 days from the date hereof an executed opinion of Borrower's counsel in form and

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substance satisfactory to Bank, and (f) such other materials reasonably required by the Bank. It is understood and agreed that Borrower shall pay all fees and costs incurred by Bank in entering into this Amendment and the other documents executed in connection herewith, including but not limited to all reasonable attorney fees and expenses of Bank's counsel.

      4. All of the remaining terms and conditions of the Agreement shall remain in full force and effect as though set forth herein at length to the extent not inconsistent with the terms of this Amendment, and any term in initial capital letters not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the parties hereunto set their hands and seals or caused these presents to be signed by their respective corporate officers and the proper corporate seal to be affixed hereto the day and year first above mentioned.

ATTEST:                                  TEAMSTAFF, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  TEAMSTAFF SOLUTIONS, INC

________________________________         BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, PRESIDENT AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  DSI STAFF CONNXIONS NORTHEAST, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICE


ATTEST:                                  DSI STAFF CONNXIONS SOUTHWEST, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  TEAMSTAFF RX, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER



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
ATTEST:                                  TEAMSTAFF I, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER

ATTEST:                                  TEAMSTAFF II, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  TEAMSTAFF III, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  TEAMSTAFF IV, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICE

ATTEST:                                  TEAMSTAFF V, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  TEAMSTAFF VI, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  TEAMSTAFF VIII, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER

ATTEST:                                  TEAMSTAFF IX, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  TEAMSTAFF INSURANCE SERVICES, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  EMPLOYER SUPPORT SERVICES, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  HR2, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  BRIGHTLANE.COM, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


ATTEST:                                  DIGITAL INSURANCE SERVICES, INC.


_________________________________        BY:___________________________________
GERARD A. ROMANO, CONTROLLER                  DONALD W. KAPPAUF, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER

                                         FLEET NATIONAL BANK

                                         BY:___________________________________
                                               AVIS SPANN, VICE PRESIDENT




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